FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
(A PORTFOLIO OF FOUNTAIN SQUARE FUNDS)

Prospectus

The shares of Fountain Square U.S. Treasury Obligations Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is one of a series of investment portfolios in Fountain Square Funds (the "Trust"), an open-end management investment company (a mutual fund).

The Fund is a money market fund which invests in short-term U.S. Treasury obligations to achieve stability of principal and current income consistent with stability of principal.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information, dated September 30, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information free of charge, obtain other information or make inquiries about the Fund by writing to the Fund or calling toll-free (888) 799-5353.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF FIFTH THIRD BANK, ARE NOT ENDORSED OR GUARANTEED BY FIFTH THIRD BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated September 30, 1996, as restated January 17, 1997.

TABLE OF CONTENTS
----------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES.................................................  1

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
         FINANCIAL HIGHLIGHTS............................................  2

GENERAL INFORMATION......................................................  3

INVESTMENT INFORMATION...................................................  3
         Investment Objective............................................  3
         Investment Policies.............................................  3
                  Acceptable Investments.................................  3
                  Repurchase Agreements..................................  3
                  When-issued and Delayed Delivery Transactions..........  3
         Investment Limitations..........................................  4

FOUNTAIN SQUARE FUNDS INFORMATION........................................  4
         Management of the Trust.........................................  4
                  Board of Trustees......................................  4
                  Investment Advisor.....................................  4
         Distribution of Fund Shares.....................................  5
                  Payments to Financial Institutions.....................  5
         Administration of the Fund......................................  5
                  Administrative Services................................  5
                  Custodian, Transfer Agent and Dividend Disbursing
                             Agent.......................................  6
                  Independent Auditors...................................  6

NET ASSET VALUE..........................................................  6

INVESTING IN THE FUND....................................................  6
         Share Purchases.................................................  6
         Minimum Investment Required.....................................  6
         What Shares Cost................................................  7
         Certificates and Confirmations..................................  7
         Dividends.......................................................  7
         Capital Gains...................................................  7

EXCHANGES................................................................  7

REDEEMING SHARES.........................................................  8
         By Telephone....................................................  8
         By Mail.........................................................  9
         Receiving Payment...............................................  9
         Accounts with Low Balances......................................  9

SHAREHOLDER INFORMATION.................................................. 10
         Voting Rights................................................... 10
         Massachusetts Law............................................... 10

EFFECT OF BANKING LAWS................................................... 10

TAX INFORMATION.......................................................... 11
         Federal Income Tax.............................................. 11

PERFORMANCE INFORMATION.................................................. 11

FINANCIAL STATEMENTS......................................................12

Report of Ernst & Young LLP, Independent Auditors........................ 20

ADDRESSES................................................................ 21

                                       I

SUMMARY OF FUND EXPENSES
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                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)....................................None
Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price)....................................None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable...................None
Redemption Fee (as a percentage of amount redeemed, if applicable).......None
Exchange Fee.............................................................None


                          ANNUAL FUND OPERATING EXPENSE
                     (As a percentage of average net assets)

Management Fee (after waiver)(1)........................................0.26%
12b-1 Fee...............................................................None
Other Expenses..........................................................0.16%
  Total Fund Operating Expenses(2)......................................0.42%

(1)The management fee has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2)Total operating expenses would have been 0.56% absent the voluntary waiver by the investment adviser.

         The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fountain Square Funds Information" and "Investing in the Fund." Wire-transferred redemptions of less than $10,000 may be subject to additional fees.

EXAMPLE                                                              1 year          3 years       5 years        10 years
-------                                                              ------          -------       -------        --------
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) redemption at the end
of each time period.  The Fund charges no redemption fees..........    $4               $13           $24             $53

         THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 20.

                                                                     Year Ended July 31,
                                               --------------------------------------------------------------
                                               1996           1995          1994           1993          1992
                                               ----           ----          ----           ----          ----
Net asset value, beginning of period           $1.00          $1.00         $1.00          $1.00         $1.00

Income from investment operations
  Net investment income                         0.05           0.05          0.03           0.03          0.04

Less distributions
  Dividends to shareholders
  from net investment income                   (0.05)         (0.05)        (0.03)         (0.03)        (0.04)
Net asset value, end of period                 $1.00          $1.00         $1.00          $1.00         $1.00

Total return                                    5.24%          5.18%         3.02%          2.82%         4.32%
Ratios to Average Net Assets
  Expenses                                      0.43%          0.44%         0.44%          0.44%         0.45%
  Net investment income                         5.10%          5.07%         2.99%          2.79%         4.18%
  Expense waiver/reimbursement (a)              0.12%          0.11%         0.14%          0.15%         0.15%
Supplemental Data
  Net assets, end of period (000 omitted)   $489,228       $321,640      $336,229       $290,408      $339,924

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION
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The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This prospectus relates only to the short-term U.S. Treasury obligations portfolio of the Trust, known as Fountain Square U.S. Treasury Obligations Fund. The Fund is designed for individuals and institutions as a convenient means of participating in a professionally managed, diversified portfolio limited to U.S. Treasury obligations. A minimum initial investment of One Thousand Dollars ($1,000) is required.

The Fund attempts to stabilize the value of a share at $1.00. Fund shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is stability of principal and current income consistent with stability of principal. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective and the policies and limitations described below cannot be changed without approval of shareholders.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio consisting exclusively of short-term U.S. Treasury obligations. The average maturity of the Fund's portfolio, computed on a dollar weighted basis, will be 120 days or less. As a matter of operating policy, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet current regulatory requirements.

ACCEPTABLE INVESTMENTS. The short-term U.S. Treasury obligations in which the Fund invests are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. All U.S. Treasury obligations in which the Fund invests mature in one year or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within one year from the date of acquisition. The Fund may also retain Fund assets in cash.

REPURCHASE AGREEMENTS. The Fund may invest in U.S. Treasury obligations pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Treasury obligations to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase U.S. Government securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its Purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


INVESTMENT LIMITATIONS




As a matter of investment practice, which can be changed without shareholder approval, repurchase agreements providing for settlement in more than seven days after notice, along with illiquid obligations, will be limited to not more than 10% of the Fund's net assets.

FOUNTAIN SQUARE FUNDS INFORMATION
-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees ("Trustees"). The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISOR. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by The Fifth Third Bank ("Fifth Third Bank"), the Fund's investment advisor, (the "Advisor"), subject to direction by the Trustees. The Advisor continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

         ADVISORY FEES. The Advisor receives an annual investment advisory fee equal to 0.40 of 1% of the Fund's average daily net assets. The Advisor has undertaken to waive up to the amount of the advisory fee, for operating expenses in excess of limitations established by certain states. The Advisor may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

         ADVISOR'S BACKGROUND. Fifth Third Bank, an Ohio state chartered bank, is a wholly-owned subsidiary of Fifth Third Bancorp, a bank holding company organized under the laws of Ohio. Fifth Third Bank is a commercial bank offering a wide range of banking services to its customers. As of July 31, 1996, Fifth Third Bank and its affiliates managed assets in excess of $8.9 billion on a discretionary basis and provided custody services for additional assets in excess of $76.1 billion. Fifth Third Bank has managed mutual funds since 1988.

        Fifth Third Bank has managed pools of commingled funds since 1953. Currently, the Trust and Investment Division manages 13 such pools with total assets of over $1.01 billion.

        As part of their regular banking operations, Fifth Third Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of Fifth Third Bank. The lending relationship will not be a factor in the selection of securities.

DISTRIBUTION OF FUND SHARES

BISYS Fund Services L.P. serves as the distributor for the Trust. BISYS Fund Services L.P. is wholly-owned by BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424, a publicly owned company engaged in information processing and recordkeeping services to and through banking and other financial organizations.

PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor, the Advisor, or their affiliates may offer to pay a fee from their own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include initiating customer accounts, providing sales literature, or participating in sales, educational and training seminars (including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Advisor or its affiliates.

The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. BISYS Fund Services L.P. serves as the administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services. BISYS Fund Services L.P. provides these at an annual rate as specified below:

        MAXIMUM                     AVERAGE AGGREGATE DAILY NET
  ADMINISTRATIVE FEE                    ASSETS OF THE TRUST
  ------------------                ---------------------------
         .10%                         of the first $1 billion
         .08%                         of the next $1 billion
         .07%                         in excess of $2 billion

The administrator may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with BISYS Fund Services L.P., Fifth Third Bank performs sub-administration services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund for which it receives a fee from BISYS Fund Services L.P. computed daily and paid periodically calculated at an annual rate of 0.025% of average daily net assets.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund, transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS. The independent auditors for the Fund are Ernst & Young LLP, Cincinnati, Ohio.

NET ASSET VALUE
-------------------------------------------------------------------------------
The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

INVESTING IN THE FUND
-------------------------------------------------------------------------------
SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. In connection with the sale of Fund shares, the distributor may, from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. Purchases of Fund Shares may not be available to investors in all states.

Shares of the Fund may be purchased through a financial institution (such as a bank or broker-dealer that has a sales agreement with the distributor) or by wire or check directed to the Fund. Investors may contact the Fund toll-free at
(888) 799-5353.

Payment for Share purchases may be made either by check or federal funds. Orders are considered received after payment by check is converted into federal funds and received by the custodian. This is normally the next business day after the Fund receives the check. When payment is made with federal funds, the order is considered received when federal funds are received by the custodian. Federal funds should be wired to the Fund as follows: ABA No. 042 000 314 Fifth Third Cincinnati; Attention: Fountain Square Funds Department; For Credit to:
(shareholder's name and account number); For Further credit to: Fountain Square U.S. Treasury Obligations Fund. Investors not purchasing from the Fund should consult their financial institution for wiring instructions.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund by an investor is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fountain Square Funds.

The minimum investment requirements do not apply with respect to accounts that have been established to automatically invest cash accumulations in the Fund. Investors participating in such arrangements may be charged separate fees by the financial institution that provides this service, and should read this prospectus along with their financial institution's agreement or other literature relating to this service.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. The Fund does not impose a sales charge.

The net asset value is determined at 4:00 p.m. (Eastern time), Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

CERTIFICATES AND CONFIRMATIONS

The transfer agent for the Fund maintains a share account for each shareholder of record. Share certificates are not issued.

Detailed statements that include account balances, information on each purchase or redemption, and a report of dividends paid during the month are sent to each shareholder monthly and will serve as confirmations of all transactions in the shareholder's account for the statement period.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Share purchase orders received by the Fund before 11:00 a.m. (Eastern time) earn dividends that day.

CAPITAL GAINS

If the Fund experiences capital gains, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

EXCHANGES
-------------------------------------------------------------------------------
A shareholder may exchange shares of one Fund for shares of any of the other funds in the Trust by calling the Fund toll-free at (888) 799-5353 or sending a written request to the Fund. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Shares of the Funds with a sales charge may be exchanged at net asset value for shares of other Funds with an equal sales charge or no sales charge. Shares of Funds with no sales charge acquired by direct purchase or reinvestment of dividends on such shares may be exchanged for shares of Funds with a sales charge at net asset value plus the applicable sales charge. When exchanging into and out of shares of the Funds in the Trust, shareholders who have paid a sales load once upon purchasing shares of any Fund will not have to pay a sales load again on an exchange.

Orders for exchanges of shares of money market funds must be received by 11:00 a.m. (Eastern time). Orders for exchanges of the Government Securities Fund, Quality Bond Fund, Ohio Tax Free Bond Fund, Quality Growth Fund, Mid Cap Fund, Balanced Fund, and International Equity Fund must be received by 2:30 p.m. (Eastern time). Orders for exchanges are taken on any day that the Funds are open for business. Orders which are received prior to the cut-off times listed above will be executed as of the close of business that day. Orders received after the respective cut-off times will be executed at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege at any time. Shareholders would be notified prior to any modification or termination.

An exchange order must comply with the requirements for a redemption and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.

The exchange privilege is only available in states where shares of the Fund being acquired may legally be sold. Before the exchange, a shareholder must receive a prospectus of the Fund for which the exchange is being made.

REDEEMING SHARES
-------------------------------------------------------------------------------
The Fund redeems shares at their net asset value next determined after Fifth Third Bank receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Telephone or written requests for redemption must be received in proper form and can be made through Fifth Third Bank.

BY TELEPHONE

Shares may be redeemed in any amount by calling the Fund, provided the Fund has received a properly completed authorization form. Proceeds will be mailed in the form of a check to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

For calls received by the Fund before 11:00 a.m. (Eastern time), a check will be sent to the address of record. These Shares will not be entitled to the dividend declared that day. For calls received by the Fund after 11:00 a.m. (Eastern time), proceeds will normally be dispersed the following business day. Those shares will be entitled to the dividend declared on the day the redemption request was received. In no event will proceeds be dispersed more than seven days after a proper request for redemption has been received. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from the Fund.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.

BY MAIL
A shareholder may redeem Fund shares by sending a written request to Fifth Third Bank, Fountain Square Redemptions, M.D. 1090EC, 38 Fountain Square Plaza, Cincinnati, Ohio, 45263.

The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request. Shareholders should call the Fund for assistance in redeeming by mail.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

         - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

         - a savings and loan association or a savings bank whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

         - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

Normally, a check for the proceeds is mailed to the shareholder within three business days, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for shares from the shareholder.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $1,000.

Before redeeming shares to close an account, the Fund will notify the shareholder in writing and allow the shareholder 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights, except that only shares of the Fund are entitled to vote on matters affecting the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances. As of September 16, 1996, Fifth Third Bank may for certain purposes be deemed to control the Funds because it is owner of record of certain shares of the Funds.

Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by a two-thirds vote of the shareholders at a special meeting. The Trustees shall call a special meeting of shareholders upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

MASSACHUSETTS LAW

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require inclusion of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or to compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and to pay judgments against them from the assets of the Fund.

EFFECT OF BANKING LAWS
-------------------------------------------------------------------------------
The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customer. The Fund's investment advisor, Fifth Third Bank, is subject to such banking laws and regulations.

Fifth Third Bank believes that it may perform the investment advisory services for the Fund contemplated by its advisory agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Fifth Third Bank from continuing to perform all or a part of the above services for its customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment and redemption services then being provided by Fifth Third Bank, and the Trustees would consider alternative investment advisers and other means of continuing available investment services. It is not expected that Fund shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities to Fifth Third Bank is found) as a result of any of these occurrences.

TAX INFORMATION
-------------------------------------------------------------------------------
FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and legal tax laws.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------
From time to time, the Fund advertises its yield and effective yield.

The yield of the Fund represents the annualized rate of income earned on an investment in the Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 1996
--------------------------------------------------------------------------------

The obligations listed below are issued or guaranteed by the U.S. government, its agencies of instrumentalities or secured by such obligations.

 Principal                                                                            Amortized
   Amount                                                                               Cost
 ---------        -----------------------------------------------------------         ---------

U.S. Treasury Bills-7.1%
--------------------------------------------------------------------------------
$12,000,000       8/22/96                                                           $ 11,966,995
                  -----------------------------------------------------------

  5,000,000       10/17/96                                                             4,945,352
                  -----------------------------------------------------------

 12,000,000       11/14/96                                                            11,832,933
                  -----------------------------------------------------------

  6,000,000       2/6/97                                                               5,839,980
                  -----------------------------------------------------------       ------------

                  Total U.S. Treasury Bills                                           34,585,260
                  -----------------------------------------------------------       ------------

U.S. Treasury Notes-18.5%
--------------------------------------------------------------------------------

 12,000,000       6.25%, 8/31/96                                                      12,005,845
                  -----------------------------------------------------------

 12,000,000       6.50%, 9/30/96                                                      12,018,403
                  -----------------------------------------------------------

 12,000,000       4.38%, 11/15/96                                                     11,968,601
                  -----------------------------------------------------------

  4,000,000       7.25%, 11/30/96                                                      4,022,814
                  -----------------------------------------------------------

  6,000,000       6.25%, 1/31/97                                                       6,037,932
                  -----------------------------------------------------------

  6,000,000       6.75%, 2/28/97                                                       6,037,737
                  -----------------------------------------------------------

  5,000,000       6.63%, 3/31/97                                                       5,031,605
                  -----------------------------------------------------------

  4,000,000       6.88%, 3/31/97                                                       4,032,785
                  -----------------------------------------------------------

  6,000,000       6.88%, 4/30/97                                                       6,053,372
                  -----------------------------------------------------------

 12,000,000       6.13%, 5/31/97                                                      12,025,145
                  -----------------------------------------------------------

  5,000,000       5.63%, 6/30/97                                                       4,982,511
                  -----------------------------------------------------------

  6,000,000       8.50%, 7/15/97                                                       6,137,957
                  -----------------------------------------------------------       ------------

                  Total U.S. Treasury Notes                                           90,354,707
                  -----------------------------------------------------------

*Repurchase Agreements-74.6%
--------------------------------------------------------------------------------
 77,000,000       Bear, Stearns & Co., Inc., 5.57%, dated 7/31/96, due 8/1/96         77,000,000
                  -----------------------------------------------------------

 22,000,000       BT Securities Corp., 5.50%, dated 7/31/96, due 8/1/96               22,000,000
                  --------------------------------------------------------------

 22,000,000       Deutsche Morgan Grenfell/C.J. Lawrence, 5.55%,
                  dated 7/31/96, due 8/1/96                                           22,000,000
                  --------------------------------------------------------------

 22,000,000       First Chicago, 5.55%, dated 7/31/96, due 8/1/96                     22,000,000
                  --------------------------------------------------------------

 22,000,000       Goldman Sachs, 5.50%, dated 7/31/96, due 8/1/96                     22,000,000
                  --------------------------------------------------------------

 79,950,000       J.P. Morgan Securities, Inc., 5.55%, dated 7/31/96, due 8/1/96      79,950,000
                  --------------------------------------------------------------

 18,000,000       Merrill Lynch Government Securities, 5.45%, dated 7/31/96,
                  due 8/1/96                                                          18,000,000
                  --------------------------------------------------------------

 80,000,000       Nesbitt Burns, 5.55%, dated 7/31/96, due 8/1/96                     80,000,000
                  --------------------------------------------------------------

 22,000,000       UBS Securities, Inc., 5.50%, dated 7/31/96, due 8/1/96              22,000,000
                  --------------------------------------------------------------    ------------

                  Total Repurchase Agreements                                        364,950,000
                  --------------------------------------------------------------    ------------

                  Total Investments, at amortized cost**                            $489,889,967
                  --------------------------------------------------------------    ============

* Repurchase agreements are fully collateralized by U.S. Treasury Obligations based on market prices at the date of the portfolio.

**       Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($489,228,424) at July 31, 1996.

(See Notes which are an integral part of the Financial Statements.)

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Amortized cost $124,939,967)             $124,939,967
Repurchase agreements (Amortized cost $364,950,000)              364,950,000
                                                                ------------
  Total investments                                                                489,889,967
  Interest receivable                                                                1,443,570
  Other assets                                                                             499
                                                                                  ------------
    Total assets                                                                   491,334,036
                                                                                  ------------
LIABILITIES:
Dividends payable                                                  1,923,334
Accrued expenses and other payables:
  Investment advisory fees                                           107,435
  Administration fees                                                 36,528
  Accounting and transfer agent fees                                   9,174
  Custodian fees                                                       4,000
  Legal and audit fees                                                 7,816
  Other                                                               17,325
                                                                ------------
    Total Liabilities                                                                2,105,612
                                                                                  ------------
NET ASSETS
Paid-in capital                                                 $489,221,955
Accumulated net realized gains on investment transactions              1,390
Undistributed net investment income                                    5,079
                                                                ------------
  Net Assets                                                                      $489,228,424
                                                                                  ============
Outstanding units of beneficial interest (shares)                                 $489,227,305
                                                                                  ============
Net Asset Value
Offering and redemption prior per share                                           $       1.00
                                                                                  ============


(See Notes which are an integral part of the Financial Statements)

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                                                                                 $21,494,430
                                                                                                -----------
EXPENSES-
Investment advisory fees                                                    $ 1,557,358
Administrative personnel and services fee                                       380,505
Custodian fees                                                                   37,744
Portfolio accounting, transfer and dividend disbursing agent fees and
expenses                                                                         89,694
Director's/Trustee's fees                                                         3,132
Audit fees                                                                       23,750
Legal fees                                                                        6,347
Fund share registration costs                                                       222
Printing and postage                                                             20,966
Insurance premiums                                                               12,797
Other                                                                            15,076
                                                                            -----------
  Total Expenses                                                              2,147,591
                                                                            -----------
Deduct
  Fee Waivers                                                                  $470,081
  Net Expenses                                                                                  $ 1,677,510
                                                                                                -----------
    Net Investment Income                                                                        19,816,920
                                                                                                -----------
Realized Gains from Investments:
Net realized gains from investment transactions                                                       1,390
                                                                                                -----------
Change in net assets resulting from operations                                                  $19,818,310
                                                                                                ===========


(See Notes which are an integral part of the Financial Statements)

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                     Year Ended July 31
                                                          --------------------------------------

                                                                1996                   1995
                                                                ----                   ----

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                     $    19,816,920        $    17,462,570
Net realized gains on investment transactions                       1,390                     --
  Change in net assets resulting from operations               19,818,310        $    17,462,570
DISTRIBUTIONS TO SHAREHOLDERS-
Dividends to shareholders from net investment
income                                                        (19,811,841)           (17,462,570)
FUND SHARE (PRINCIPAL) TRANSACTIONS-
Proceeds from sale of shares                                1,423,327,002          1,029,179,974
Net asset value of shares issued to shareholders in
  payment of dividends declared                                 2,033,312                     --
Cost of shares redeemed                                    (1,257,778,477)        (1,043,768,436)
  Change in net assets from Fund share transactions           167,581,837            (14,588,462)
    Change in net assets                                      167,588,306            (14,588,462)
NET ASSETS:
Beginning of period                                           321,640,118            336,228,580
End of period                                             $   489,228,424        $   321,640,118
                                                          ===============        ===============


(See Notes which are an integral part of the Financial Statements)

FOUNTAIN SQUARE U.S. TREASURY OBLIGATIONS FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996
--------------------------------------------------------------------------------


(1)      ORGANIZATION

Fountain Square Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At July 31, 1996, the Trust consisted of ten separate investment portfolios. The accompanying financial statements and notes relate only to the Fountain Square U.S. Treasury Obligations Fund (the "Fund").

The investment objective of the Fund is to achieve stability of principal and current income consistent with stability of principal. The Fund pursues its objective by investing in short-term U.S. Treasury obligations.

(2)      SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. SECURITIES VALUATIONS-Investments of the Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. In addition, the Fund may not (a) purchase any instruments with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

B. REPURCHASE AGREEMENTS-The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Fund to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

C. SECURITIES TRANSACTIONS AND RELATED INCOME-Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

E. DIVIDENDS TO SHAREHOLDERS-Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses.

F. FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

G. DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement date.

(3)      SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares were as follows:

                                                                   U.S. TREASURY
                                                                 OBLIGATIONS FUND
                                                                 ----------------

                                                Year                   Year
                                                Ended                  Ended
                                           --------------        --------------
                                               7/31/96                7/31/95
                                           --------------        --------------

Shares sold                                 1,423,327,002         1,029,179,974

Shares issued to shareholders
in payment of distributions declared            2,033,312                  --
Shares redeemed                            (1,257,778,477)       (1,043,768,436)
Net change resulting from Fund share
transactions                                  167,581,837           (14,588,462)


(4)      INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Fifth Third Bank, the Fund's investment advisor (the "Advisor"), receives for its services an annual investment advisory fee of 0.40%, which is based on a percentage of the Fund's average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee and reimburse certain operating expenses of the Fund. The Advisor can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion. For the year ended July 31, 1996, the Advisor waived $470,081 in advisory fees.

ADMINISTRATIVE FEE-Effective December 1, 19956, BISYS Fund Services ("BISYS") became the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Also effective December 1, 1995, pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative ices on behalf of the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.10% of first $1 billion of net assets of the Trust, 0.08% of net assets of the Trust between $1 billion and $2 billion, and 0.07% of more than $2 billion of net assets of the Trust.

Prior to December 1, 1995 Federated Administrative Services ("FAS") provided each Fund with certain administrative personnel and services. The FAS fee was based on the level of average aggregate net assets of the Trust for the period.

TRANSFER AND DIVIDEND DISBURSING AGENT, ACCOUNTING AND CUSTODIAN FEES-Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank sub-contracts the execution of the transfer and dividend disbursing agent functions to a non-affiliated entity. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third Bank is the Fund's custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Certain of the Officers and Trustees of the Trust are Officers and Trustees of the above companies.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of FOUNTAIN SQUARE FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fountain Square U.S. Treasury Obligations Fund (one of the portfolios comprising Fountain Square Funds), as of July 31, 1996, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and Perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountain Square U.S. Treasury Obligations Fund at July 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

                                       ERNST & YOUNG LLP


Cincinnati, Ohio
September 11, 1996

ADDRESSES
--------------------------------------------------------------------------------

         Fountain Square U.S. Treasury      Fountain Square Funds
         Obligations Fund                   c/o Fifth Third Bank
                                            38 Fountain Square Plaza
                                            Cincinnati, Ohio 45263
--------------------------------------------------------------------------------

Investment Adviser
         Fifth Third Bank                   38 Fountain Square Plaza
                                            Cincinnati, Ohio 45263
--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend Disbursing Agent
and Sub-Administrator
         Fifth Third Bank                   38 Fountain Square Plaza
                                            Cincinnati, Ohio 45263
--------------------------------------------------------------------------------

Distributor and Administrator
BISYS Fund Services, L.P.                   3435 Stelzer Road
                                            Columbus, Ohio 43219
--------------------------------------------------------------------------------

Independent Auditors
         Ernst & Young LLP                  1300 Chiquita Center
                                            250 East Fifth Street
                                            Cincinnati, Ohio 45202
--------------------------------------------------------------------------------